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                                                                    EXHIBIT 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 14, 2000, with respect to the consolidated financial statements of Southern Foods Group, L.P., included in the Current Report on Form 8-K, as amended by Form 8-K/A, of Suiza Foods Corporation dated March 20, 2000.



/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
July 27, 2000